INCOME TAXES - Income Tax Expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current tax:
Current tax on profits for the year	$ 36	$ 0	$ 1
Adjustments in respect of prior years	(15)	0	0
Total current tax expense	21	0	1
Deferred tax:
Origination and reversal of temporary differences	33	2	0
Adjustments in respect of prior years	14	0	0
Total deferred tax expense	47	2	0
Total income tax expense	$ 68	$ 2	$ 1
Statutory income tax rate	16.40%	6.40%	26.50%